GUARANTY AND NEGATIVE PLEDGE AGREEMENT


                                                    Dated as of November 1, 1998

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce GE Capital Public Finance, Inc., a Delaware corporation (herein, with its participants, successors and assigns, "Lender"), at its option, to provide financing to or for the account of Arkansas Development Finance Authority ("Authority") and Quail Piping Products, Inc. ("Borrower"), or to engage in any other transactions with Borrower and Authority, the undersigned hereby: (a) absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of any and all present and future debts, liabilities and obligations owed by Borrower or Authority to Lender evidenced by or arising out of the Loan Agreement (Equipment) dated as of November 1, 1997 and the Loan Agreement (Real Estate) dated as of November 1, 1997, both among Lender, Authority and Borrower (the "Loan Agreements"), and any and all extensions, renewals, modifications, supplements or amendments thereto or thereof and any related agreements (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"), (b) absolutely and unconditionally guarantees to Lender the full and timely performance by Borrower of all of its obligations under the Loan Agreements, and (c) so long as any Indebtedness shall remain outstanding, agrees and covenants that it will at all times own not less than 50% of the outstanding common stock of Borrower.

     1. The undersigned represents and warrants to Lender that (a) the undersigned is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty and Negative Pledge Agreement; (b) the execution, delivery and performance of this Guaranty and Negative Pledge Agreement by the undersigned have been duly authorized by all necessary action of its directors and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or bylaws or any agreement presently binding on it; (c) this Guaranty and Negative Pledge Agreement has been duly executed and delivered by the authorized officers of the undersigned and constitutes its lawful, binding and legally enforceable obligation except to the extent limited by bankruptcy, reorganization or other laws of general application relating to or effecting the enforcement of creditors' rights; and (d) the authorization, execution, delivery and performance of this Guaranty and Negative Pledge Agreement do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

     2. No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the undersigned hereunder or modify, reduce, limit or release the liability of the

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undersigned hereunder. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness.

     3. The undersigned represents and warrants to Lender that the undersigned has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans, credit transactions, financial accommodations, discounts, purchases of property and other transactions and events resulting in the creation of Indebtedness guaranteed hereby, and that this Guaranty and Negative Pledge Agreement is given for a corporate purpose. This Guaranty and Negative Pledge Agreement shall be effective and enforceable by Lender without regard to the receipt, nature or value of any such benefits.

     4. If the undersigned shall be dissolved or shall be or become bankrupt or insolvent (however defined), then Lender shall have the right to declare immediately due and payable, and the undersigned shall forthwith pay to Lender, the full amount of all Indebtedness whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     5. The undersigned shall not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned as to any Indebtedness, or against any person liable therefor, or as to any collateral security therefor, unless and until all Indebtedness shall have been fully paid and discharged.

     6. The undersigned shall pay or reimburse Lender for all reasonable costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this Guaranty and Negative Pledge Agreement in any litigation or bankruptcy or insolvency proceedings.

     7. Lender shall not be obligated by reason of its acceptance of this Guaranty and Negative Pledge Agreement to engage in any transactions with or for Borrower or Authority except as provided in the Loan Agreements. Whether or not any existing relationship between the undersigned and Borrower has been changed or ended, Lender may enter into transactions resulting in the creation or continuance of Indebtedness and may otherwise agree, consent to, or suffer the creation or continuance of any Indebtedness, without any consent or approval by the undersigned and without any prior or subsequent notice to the undersigned. To the extent permitted by law, the liability of the undersigned shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty and Negative Pledge Agreement, without consent or approval by or notice to the undersigned): (a) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (b) one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (c) any waiver or indulgence granted to Borrower or Authority, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a


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claim, give any required notices or otherwise protect any Indebtedness; (d) any full or partial release of, compromise or settlement with, or agreement not to sue, Borrower, Authority or any guarantor or other person liable in respect of any Indebtedness; (e) any release, surrender, cancellation or other discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (f) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (g) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (h) any assignment, pledge or other transfer of any Indebtedness or any evidence thereof; (i) any manner, order or method of application of any payments or credits upon Indebtedness; (j) any election by Lender under Section 1111(b) of the United States Bankruptcy Code. The undersigned waives any and all defenses and discharges available to a surety, guarantor, or accommodation co-obligor.

     8. To the extent permitted by law, the undersigned waives any and all defenses, claims, setoffs, and discharges of Borrower or Authority, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned shall not assert, plead or enforce against Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or Authority or any other person liable in respect of any Indebtedness, or any setoff available against Lender to Borrower or Authority or any other such person, whether or not on account of a related transaction. The undersigned expressly agrees that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or Authority or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of the undersigned shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting Borrower or Authority or any of their respective assets. The undersigned shall not assert, plead or enforce against Lender any claim, defense or setoff available to the undersigned against Borrower or Authority.

     9. The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to Borrower or Authority or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty and Negative Pledge Agreement.

     10. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or Authority or any other obligor), the


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Indebtedness to which such payment was applied shall for the purpose of this
Guaranty and Negative Pledge Agreement be deemed to have continued in existence, notwithstanding such application, and this Guaranty and Negative Pledge Agreement shall be enforceable as to such Indebtedness as fully as if such application had never been made.

     11. The liability of the undersigned under this Guaranty and Negative Pledge Agreement is in addition to and shall be cumulative with all other liabilities of the undersigned to Lender as guarantor, surety, endorser, accommodation co-obligor or otherwise of any Indebtedness or obligation of Borrower or Authority, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

     12. This Guaranty and Negative Pledge Agreement shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the undersigned and the successors and assigns of the undersigned and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty and Negative Pledge Agreement shall not affect other lawful provisions and application hereof, and to this end the provisions of this Guaranty and Negative Pledge Agreement are declared to be severable. This Guaranty and Negative Pledge Agreement may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and Lender. This Guaranty and Negative Pledge Agreement shall be governed by the laws of the State of Arkansas. The undersigned waives notice of Lender's acceptance hereof and waives the right to trial by jury in any action based on or pertaining to this Guaranty and Negative Pledge Agreement.



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     IN WITNESS WHEREOF, this Guaranty and Negative Pledge Agreement has been duly executed on behalf of the undersigned by its duly authorized officer as of the day and year first above written.

                               ASAHI/AMERICA, INC.


                               By: /s/ Leslie B. Lewis
                                   --------------------------
                               Its: President
                                   --------------------------



STATE OF _______________)
                       )
COUNTY OF ______________)

     The foregoing instrument was acknowledged before me this ____ day of _________, 1998, by ___________________, the _______________________ of
Asahi/America, Inc., a Massachusetts corporation, on behalf of the corporation.

                               _______________________________________
                               Notary Public





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